Capital Senior Living A Leading Pure-Play Senior Housing Owner-Operator Exhibit 99.2

Forward-Looking Statements
•
The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company’s ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission
•
The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Non-GAAP Financial Measures
•
Adjusted EBITDAR, Adjusted EBITDAR Margin, Adjusted Net Income and Adjusted CFFO are financial measures of operating performance that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).  Non-GAAP financial measures may have material limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP.  As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP.  The
Company believes that these non-GAAP measures are useful in identifying trends in day-to-day performance because they exclude items that are of little or no significance to operations and provide indicators to management of progress in achieving optimal operating performance. In addition, these measures are used by many research analysts and investors to evaluate the performance and the value of companies in the senior living industry.  The Company strongly urges you to review the reconciliation of net income from operations to Adjusted EBITDAR and Adjusted EBITDAR Margin and the reconciliation of net loss to Adjusted Net Income and Adjusted CFFO, each of which is included at the end of the
Company’s earnings releases, along with the Company’s consolidated balance sheets, statements of operations, and statements of cash flows.

Capital Senior Living Investment Rationale
Attractively Positioned in the Highly Fragmented Senior Housing Market
Executing a Long-Term, Sustainable Growth Strategy with a Focus on Real
Estate Ownership
Capital Plan Supports Long-Term Growth Initiatives
Track Record of Strong Growth and Uniquely Positioned for Continued
Success
CSU has a clear and differentiated real-estate strategy to drive industry-leading growth and superior shareholder value
CSU has a clear and differentiated real-estate strategy to drive industry-leading growth and superior shareholder value
1
1
4
4
2
2
3
3

5 • Attractively Positioned in the Highly Fragmented Senior Housing Market 1 1

Assisting Living
Independent Living
Top-10 Operator and Pure-Play Senior Housing
Company
Portfolio Mix (Average Units)
As of November 3, 2016
(1)
AR.
173
AZ.
18
9
CT.
178
FL.
429
IA.
122
IL.
770
IN.
2,381
MI.
244
MN.
173
MO.
662
MS.
143
NC.
432
SC.
669
NE.
668
NJ.
98
NY.
537
OH.
2,372
TX.
3,990
VA.
455
CA.
408
AZ.
189
Resident Capacity By State
Capital
Senior
Living
operates
129
communities
in
geographically
concentrated
regions
with
the
capacity
to
serve
16,300
residents
WI.
741
GA.
168
MA.
302
Number of residents by State
Greater than 2,000
500 -
2,000
Less than 500
(1)
1 acquired community to close on November 3, 2016.
57.1%
42.9%

One of the Largest Senior Housing Owners by
Percentage of Ownership
Ownership Evolution
Advantages to Real Estate Ownership
Ownership of 10 Largest US Senior Housing Operators
Maximizes cash flow and real estate value by providing
valuation support
Stronger margin profile
Eliminates lease escalators, driving sustainable
cash flows
Optimizes asset management and financial flexibility
Ability to reposition communities
Ability to increase loans based on the appreciated
value to re-deploy the capital into growth initiatives
25
79
83
45
50
46
7
2010
Current
Pro Forma
Owned
Leased
Joint Venture
Owned
%
129 Total
Properties
77 Total
Properties
32.5%
32.5%
61.2%
61.2%
2016 Properties Owned
179
161
83
79
9
407
86
37
26
0
0
2016 Properties Operated
179
213
129
129
18
1,114
308
140
276
252
156
100.0%
75.6%
64.3%
61.2%
50.0%
36.5%
27.9%
26.4%
9.4%
NM
NM
Enlivant
Senior Lifestyle
Capital Senior
Living (PF)
Capital Senior
Living
Erickson Living
Brookdale
Senior Living
Holiday
Retirement
LCS
Five Star
Senior Living
Sunrise Senior
Living
Atria Senior
Living
Source: ASHA 2016 Top 50, company filings and investor presentations.
Note: Five Star Senior Living pro forma for property acquisitions and divestitures.
(1)
As of November 3, 2016.
(2)
Primarily minority interest in joint ventures.
(3)
Pro forma for acquisitions of four communities which are expected to close in January 2017.
(2)
64.3%
64.3%
129 Total
Properties
(3)
(1)
(3)

✓	✓	✓
	✓	✓	✓
	✓	✓	✓

Momentum: '16/'17 vs. '14/'15
Waning
Waxing

DISCOVER the difference

Multi-Family
Lodging
Senior Housing
Economy
Population Growth /
Demographic Mix
Location Specific
Demand/Supply
Government
Reimbursement
×
×
×
12.0%
10.9%
11.9%
7.3%
13.2%
10.6%
10.4%
6.5%
16.1%
17.0%
15.2%
11.9%
0.0%
5.0%
10.0%
15.0%
20.0%
1-Year
3-Years
5-Years
10-Years
Multi-Family
Lodging
Senior Housing
CSU’s Pure-Play Private-Pay Senior Housing Model has Many
Similarities to the Multi-Family and Lodging Sectors, While
Historically Providing Investors with Higher Returns
Key Housing Sector Drivers
Benchmarking the Housing Sector
Senior Housing Yields Consistent High Investment Returns
NCREIF Annualized Total Investment Returns (1,3,5, 10-Year Periods, as of 12/31/15)
’16/’17 Average
M-RevPAF
(1)
Expected Actual & Momentum
Source: Green Street Advisors and NIC MAP Data Service.
(1)
M-RevPAF
is Market Revenue per Available Foot and represents the combined changes in occupancy (demand)
and rents (pricing).
Strongest
Weakest
Lodging
Senior
Housing
Multi-Family
2
4
6

(Population in thousands)
75% Expected Growth from 2014 to 2030

DISCOVER the difference |

The Senior Living Market Offers Attractive Long Term
Fundamentals...
•
U.S. population 75+ years old is
expected to increase from ~6% of
total current population to 12% by
2030
•
Current penetration rate implies
demand growth of ~40K units per
annum
•
75% of the Independent
Living
market and 63% of the Assisted
Living market is comprised of small
players operating at a cost structure
disadvantage
15,000
20,000
25,000
30,000
35,000
2010
2015
2020
2025
2030
Top 10
Remaining Market
Top 25
Clear opportunity for scale players to capture a disproportionate share of growth through organic initiatives and accretive acquisitions
Source: 2010 Consensus Summary File 1, U.S. Census Bureau, Population Division, IBISWorld and Wall Street Research.
U.S. Seniors Population Trends (75+ years old)
Independent Living Companies
Assisted Living Companies
Top 10
20%
Top 25
25%
75%
Top 10
29%
Top 25
37%
63%

Average Stabilized Occupancy

YoY Rent Growth

Construction as % of Inventory

DISCOVER the difference

10
...and a Highly Constructive Current Operating
Environment
Source: Wall Street research and NIC MAP data.
Occupancy Stabilizing Across the Country
Senior Housing Rent Growth at Seven Year Highs
Senior Housing
IL
AL
Industry Supply is Starting to Decline Across Both IL and AL
Year-to-date, overall industry
supply has tapered across
Senior Housing as a whole
Senior Housing
IL
AL
75.0%
80.0%
85.0%
90.0%
95.0%
100.0%
3Q09
3Q10
3Q11
3Q12
3Q13
3Q14
3Q15
3Q16
0.0%
0.9%
1.8%
2.7%
3.6%
4.5%
3Q09
3Q10
3Q11
3Q12
3Q13
3Q14
3Q15
3Q16
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
3Q09
3Q10
3Q11
3Q12
3Q13
3Q14
3Q15
3Q16

CSU Has Limited Exposure to the Top 10 MSAs with
the Highest Levels of Construction
Source: NIC MAP® Data Service data as of 9/30/2016.
Senior Housing Construction vs. Inventory Across the U.S.
Capital Senior Living Facility
Top 10 Highest Construction in MSAs
0 –
2%
Construction
vs. Inventory
> 24%
Total CSU units in top 10 highest
construction MSAs (3% of total CSU units)
Over 96% of CSU units are located outside of the top 10 highest construction MSAs
11
Metro
Construction
vs. Inventory
CSU Units
CSU
Occupancy
Baton Rouge, LA
28.4%
--
--
Charleston, SC
26.1%
--
--
Austin, TX
21.1%
--
--
New Orleans, LA
19.6%
--
--
Fort Myers, FL
18.9%
--
--
Columbus, OH
18.5%
111
99%
Salt Lake City, UT
18.2%
--
--
San Antonio, TX
15.0%
238
96%
Portland, ME
14.7%
--
--
Charlotte, NC
14.2%
73
86%
422

12 • Executing a Long-Term, Sustainable Growth Strategy with a Focus on Real Estate Ownership 2 2

13 Executing a Long-Term, Sustainable Growth Strategy with a Focus on Real Estate Ownership Core Organic Growth Increasing Real Estate Ownership Accretive Acquisitions Conversions

Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16

DISCOVER *the difference*

Core Organic Growth Driven by Occupancy, Pricing
Improvements and Cost Containment
Occupancy improvement where opportunity exists
Increasing average rents through increasing market and in-house rents and level of care charges
Proactive expense management
Cash flow enhancing renovations and refurbishments
Core Organic Growth
Increasing Occupancy and Average Monthly Rent Trends
84%
86%
88%
90%
$2,800
$3,000
$3,200
$3,400
$3,600
Average Rent
Occupancy %

Strategic Accretive Acquisitions have Achieved 16%
Average Cash-On-Cash Returns
Year 1 Cash-On-Cash Returns
With a strong reputation among sellers, CSU sources the majority of acquisitions off market and at attractive terms, and maintains a robust pipeline of near-to medium-term targets
Pipeline allows for ~$150mm of highly accretive acquisitions annually over the near-to medium term
Acquisitions financed with attractive fixed rate non-recourse mortgage loans
Weighted average interest rate has decreased 142bps since 2010
Total Purchase
Price ($mm)
$83.4
$181.3
$150.4
$160.2
$162.5
$138.4
Communities
7
17
11
8
9
8
Units
551
1,367
881
819
791
723
14.1%
17.6%
15.2%
16.5%
15.1%
15.8%
2011
2012
2013
2014
2015
2016 YTD

Increasing Owned Portfolio Provides Increased
Financial Flexibility
25
32
48
59
67
71
79
83
45
49
50
50
50
50
50
46
7
3
3
3
77
84
101
112
117
121
129
129
2010
2011
2012
2013
2014
2015
Current
Pro
Forma
Owned
Leased
Joint Venture
Note: Ownership statistics as of 12/31 for 2010 –
2015.
(1)
As of November 3, 2016.
(2)
Pro forma for acquisitions of four communities which are expected to close in January 2017.
Owned
%
(2)
(1)
CSU has achieved on average a 43.9% increase in property value over a 3 year period at communities on which it has executed supplemental loans in 2015 and 2016YTD, which has provided financial flexibility through
$50.7mm of proceeds for re-deployment to growth initiatives
Appreciated Value of Supplemental Loan Properties
Appreciated Value of Supplemental Loan Properties
$87.5
$148.6
$53.4
$50.3
$140.9
$198.9
2015 Supplemental Loan
Properties
2016 YTD Supplemental Loan
Properties
Original Value
Incremental Value Added
Capital Senior Living’s Ownership History
Capital Senior Living’s Ownership History
32.5%
38.1%
47.5%
57.3%
52.7%
52.7%
61.2%
64.3%

Conversions Drive Significant Improvements in Key
Financial Metrics
Revenue and NOI Growth –
3Q16
vs.
2Q14
(Period
prior
to
Conversions)
(1)
Expected
Completion
of
Units
Currently
Out
of
Service
(2)
186
10
66
249
202
273
249
0
50
100
150
200
250
300
Completed
Completed
Q3 16
Completed
October 2016
Q2 17
Q3 17
76
units
were
placed
in
service
in
September/October
2016
and
~708
total
units
remain
out of service; when stabilized, the total 784 units are expected to contribute approximately $31.0mm of Revenue, $11.0mm of EBITDAR and $7.5mm of CFFO on
an annual basis
Currently 9
Occupied
30 occupied and
10 additional
scheduled move
ins for 11/16
Three communities being repositioned or under significant renovation; all units are out of CSU non-GAAP statistical and financial measures and will be added back when the communities reach stabilization
(1)
Represents the 400 communities with conversions completed as of 2Q15.
(2)
Represents when the units are completed. Actual contributions of Revenue, EBITDAR and CFFO will depend on timing of lease-up.
21.8%
19.3%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Revenue Growth
NOI Growth

18 • Capital Plan Supports Long-Term Growth Initiatives 3

Transaction Overview
Overview of the Transaction
1.
CSU will buy back four currently leased properties
•
Purchase Price: $85mm
•
CFFO accretion of $1.9mm in Year 1
Existing % of Owned Real Estate to PF % of Owned Real Estate
79
83
50
46
Current
Pro Forma
Owned
Leased
Owned %
129 Total
Properties
129 Total
Properties
61.2%
61.2%
64.3%
64.3%
Benefits of the Transaction
Maximizes cash flow and real estate value by providing
valuation support
Stronger margin profile
Eliminates lease escalators, driving sustainable cash
flows
Optimizes asset management and financial flexibility
Ability to reposition communities
Ability to increase loans based on the appreciated value to
re-deploy the capital into growth initiatives
Increases owned portfolio from 61.2% to 64.3%, representing
a 340bps increase
(1)
(1)
As of November 3, 2016.
(2)
Pro forma for acquisitions of four communities which are expected to close in January 2017.
(2)

20 • Track Record of Strong Growth and Uniquely Positioned for Continued Success 4

15.9% CAGR

15.8% CAGR

22.7% CAGR

DISCOVER the difference |

$197
$257
$305
$343
$384
$412
$305
$332
2010A
2011A
2012A
2013A
2014A
2015A
2015 Q3
YTD
2016 Q3
YTD
$69
$92
$110
$120
$133
$144
$106
$114
2010A
2011A
2012A
2013A
2014A
2015A
2015 Q3
YTD
2016 Q3
YTD
32.4%
35.0%
35.4%
34.9%
35.9%
36.6%
36.5%
35.9%
2010A
2011A
2012A
2013A
2014A
2015A
2015 Q3
YTD
2016 Q3
YTD
$17
$25
$30
$37
$41
$47
$34
$36
2010A
2011A
2012A
2013A
2014A
2015A
2015 Q3
YTD
2016 Q3
YTD
Strategy and Execution Have Delivered Strong Growth
Revenue
(1)
Adjusted EBITDAR
Adjusted EBITDAR Margin
Adjusted CFFO
(2)
Note: $ in millions.
(1)
Excludes community reimbursement revenue and management services revenue.
(2)
Excludes prepaid resident rent and tax savings related to cost segregation studies in 2012 and 2013.
($ In Millions)
($ In Millions)
($ In Millions)

Healthy Balance Sheet to Support Future Initiatives
Assets
Cash and Securities
$ 43.1
Other Current Assets
30.8
Total Current Assets
73.9
Fixed Assets
1,005.0
Other Assets
29.6
Total
Assets
$ 1,108.5
Liabilities
& Equity
Current
Liabilities
$ 71.8
Long-Term
Debt
849.8
Other
Liabilities
63.6
Total
Liabilities
985.2
Stockholders’ Equity
123.3
Total Liabilities & Equity
$
1,108.5
As of September 30, 2016 (in millions)

Debt Maturities
•
CSU has ample financial capacity to pursue all initiatives contemplated under its growth strategy
•
No near term debt maturities
•
Acquisitions financed with attractive fixed rate non-recourse mortgage loans
$357,840
$262,652
$80,482
$100,829
$59,853
$11,800
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
2025 &
After
2024
2023
2022
2021
2020
2019
2018
2017
2016
Average duration of debt is 7.8 years,
with approximately 99% of all debt
maturing in 2021 and after
(In thousands)
Ample Financial Capacity to Pursue Growth Initiatives

Capital Senior Living Investment Rationale
Attractively Positioned in the Highly Fragmented
Senior Housing Market
Executing a Long-Term, Sustainable Growth
Strategy with a Focus on Real Estate Ownership
Capital Plan Supports Long-Term Growth
Initiatives
Track Record of Strong Growth and Uniquely
Positioned for Continued Success
CSU has a clear and differentiated real-estate strategy to drive industry-leading growth and superior shareholder value
CSU has a clear and differentiated real-estate strategy to drive industry-leading growth and superior shareholder value
1
1
4
4
2
2
3
3
Conversions
Accretive
Acquisitions
Core
Organic
Growth
Increasing
Real Estate
Ownership